Supplement dated June 10, 2008
to
Prospectus for Ivy Global Bond Fund
(formerly, Ivy Global Strategic Income Fund)
dated April 4, 2008
and Supplemented June 2, 2008

The following replaces footnote #8 on page 5 of the Prospectus:

Effective June 2, 2008 and through July 31, 2009, Ivy Investment Management Company, the Fund's investment advisor, Ivy Funds Distributor, Inc., the Fund's distributor, and Waddell & Reed Services Company, the Fund's transfer agent, have contractually agreed to reimburse sufficient management fees, Rule 12b-1 fees, and/or shareholder servicing fees to cap the expenses of each Class as follows:

Class A	0.99%
Class B	1.74%
Class C	1.74%
Class I	0.74%
Class Y	0.99%